                                                                    EXHIBIT 99.1

                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER

The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated August 1, 1999, (99-5), between the Company and U.S.Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from August 16, 1999 to September 15, 1999 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 28th day of September, 1999.

                                        GREEN TREE FINANCIAL CORP.

                                        BY: /s/ Phyllis A. Knight
                                            ----------------------------------
                                            Phyllis A. Knight
                                            Senior Vice President and
                                            Treasurer

                       GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    6.27%, 6.77%, 6.97%, 7.33%, 7.86%, 7.50%
                    PASS-THROUGH CERTIFICATES, SERIES 1999-5
                    CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                     Sep-99
                                    *REVISED

                                                           CUSIP NO.#3935053-K6,
                                                              L4, M2, N0, P5, Q3
                                                       TRUST ACCOUNT # 3337748-0
                                                        REMITTANCE DATE 10/01/99

                                                                                          Total $               Per $1,000
                                                                                          Amount                 Original
                                                                                     ----------------          -----------
CLASS A CERTIFICATES
--------------------
 (1a)   Amount available (including Monthly Servicing Fee)                              18,261,440.18
                                                                                     ----------------
  (b)   Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
        Deficiency Amount (if any) withdrawn for prior Remittance Date                           0.00
                                                                                     ----------------
  (c)   Amount Available after giving effect to withdrawal of Class M-1 Interest
        Deficiency Amount and Class B-1 Interest Deficiency Amount for prior
        Remittance Date                                                                 18,261,440.18
                                                                                     ----------------
  (d)   Amount withdrawn from (Capitalized Interest)(Pre-Funding) Account                        0.00
                                                                                     ----------------
A.   Interest

  (2)   Aggregate interest

        a.  Class A-1 Remittance Rate (6.27%)                                                   6.27%
                                                                                     ----------------
        b.  Class A-1 Interest                                                             418,000.00           2.78666667
                                                                                     ----------------         ------------
        c.  Class A-2 Remittance Rate (6.77%)                                                   6.77%
                                                                                     ----------------
        d.  Class A-2 Interest                                                             210,622.22           3.00888886
                                                                                     ----------------         ------------
        e.  Class A-3 Remittance Rate (6.97%)                                                   6.97%
                                                                                     ----------------
        f.  Class A-3 Interest                                                             340,755.56           3.09777782
                                                                                     ----------------         ------------
        g.  Class A-4 Remittance Rate (7.33%)                                                   7.33%
                                                                                     ----------------
        h.  Class A-4 Interest                                                             407,222.22           3.25777776
                                                                                     ----------------         ------------
        i.  Class A-5 Remittance Rate (7.86%)                                                  7.86%
                                                                                     ----------------
        j.  Class A-5 Interest                                                           1,030,533.33           3.49333332
                                                                                     ----------------         ------------
        k.  Class A-6 Remittance Rate 7.50%, (unless
            the Weighted Average Contract Rate is
            less than 7.50%)                                                                   7.50%
                                                                                     ----------------
        l.  Class A-6 Interest                                                           2,833,333.33           3.33333333
                                                                                     ----------------         ------------
  (3)   Amount applied to:

        a.  Unpaid Class A Interest Shortfall                                                    0.00                    0
                                                                                     ----------------         ------------
  (4)   Remaining:

        a.  Unpaid Class A Interest Shortfall                                                    0.00                    0
                                                                                     ----------------         ------------
B.   Principal

  (5)   Formula Principal Distribution  Amount                                           8,835,490.10                  N/A
                                                                                     ----------------         ------------
        a.  Scheduled Principal                                                          1,320,779.60                  N/A
                                                                                     ----------------         ------------
        b.  Principal Prepayments                                                        5,420,690.10                  N/A
                                                                                     ----------------         ------------
        c.  Liquidated Contracts                                                                 0.00                  N/A
                                                                                     ----------------         ------------
        d.  Repurchases                                                                          0.00                  N/A
                                                                                     ----------------         ------------
        e.  Current Month Advanced Principal                                             2,094,020.40                  N/A
                                                                                     ----------------         ------------
        f.  Prior Month Advanced Principal                                                       0.00                  N/A
                                                                                     ----------------         ------------
  (6)   Pool Scheduled Principal Balance                                             1,993,258,530.30
                                                                                     ----------------
 (6b)   Adjusted Pool Principal Balance                                              1,991,164,509.90         995.58225495
                                                                                     ----------------         ------------
 (6c)   Pool Factor                                                                        0.99558225
                                                                                     ----------------

*    Subject to a maximum rate equal to the Weighted Average Contract Rate

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    6.27%, 6.77%, 6.97%, 7.33%, 7.86%, 7.50%
                    PASS-THROUGH CERTIFICATES, SERIES 1999-5
                    CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                     Sep-99
                                     PAGE 2

                                                           CUSIP NO.#3935053-K6,
                                                              L4, M2, N0, P5, Q3
                                                                 TRUST ACCOUNT #
                                                        REMITTANCE DATE 10/01/99

  (7)   Unpaid Class A Principal Shortfall
        (if any) following prior Remittance Date                                                 0.00
                                                                                     ----------------
  (8)   Class A Percentage for such Remittance Date                                            89.50%
                                                                                     ----------------
  (9)   Class A Percentage for the following  Remittance Date                                  89.45%
                                                                                     ----------------
 (10)   Class A  Principal Distribution:

        a.  Class A-1                                                                    4,141,635.98           27.61090653
                                                                                     ----------------          ------------
        b.  Class A-2                                                                            0.00            0.00000000
                                                                                     ----------------          ------------
        c.  Class A-3                                                                            0.00            0.00000000
                                                                                     ----------------          ------------
        d.  Class A-4                                                                            0.00            0.00000000
                                                                                     ----------------          ------------
        e.  Class A-5                                                                            0.00            0.00000000
                                                                                     ----------------          ------------
        g.  Class A-6                                                                    4,693,854.12            5.52218132
                                                                                     ----------------          ------------
 (11)   Class A-1 Principal Balance                                                    145,858,364.02          972.38909347
                                                                                     ----------------          ------------
(11a)   Class A-1 Pool Factor                                                              0.97238909
                                                                                     ----------------
 (12)   Class A-2 Principal Balance                                                     70,000,000.00          1000.0000000
                                                                                     ----------------          ------------
(12a)   Class A-2 Pool Factor                                                              1.00000000
                                                                                     ----------------
 (13)   Class A-3 Principal Balance                                                    110,000,000.00          1000.0000000
                                                                                     ----------------          ------------
(13a)   Class A-3 Pool Factor                                                              1.00000000
                                                                                     ----------------
 (14)   Class A-4 Principal Balance                                                    125,000,000.00          1000.0000000
                                                                                     ----------------          ------------
(14a)   Class A-4 Pool Factor                                                              1.00000000
                                                                                     ----------------
 (15)   Class A-5 Principal Balance                                                    295,000,000.00          1000.0000000
                                                                                     ----------------          ------------
(15a)   Class A-5 Pool Factor                                                              1.00000000
                                                                                     ----------------
 (16)   Class A-6 Principal Balance                                                    845,306,145.88           994.4778187
                                                                                     ----------------          ------------
(16a)   Class A-6 Pool Factor                                                              0.99447782
                                                                                     ----------------
 (18)   Unpaid Class A Principal Shortfall
        (if any)following current Remittance Date                                                0.00
                                                                                     ----------------
 (19)   Additional Principal Distribution Amount
                                                                                     ----------------
C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

 (20)   31-59 days                                                                       1,555,030.17                    37
                                                                                     ----------------          ------------
 (21)   60 days or more                                                                    370,140.54                     9
                                                                                     ----------------          ------------
 (22)   Current Month Repossessions                                                              0.00                     0
                                                                                     ----------------          ------------
 (23)   Repossession Inventory                                                                   0.00                     0
                                                                                     ----------------          ------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    6.27%, 6.77%, 6.97%, 7.33%, 7.86%, 7.50%
                    PASS-THROUGH CERTIFICATES, SERIES 1999-5
                    CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                         MONTHLY REPORT TRUST ACCOUNT #
                                     Sep-99
                                     PAGE 3
                                                           CUSIP NO.#3935053-K6,
                                                              L4, M2, N0, P5, Q3
                                                        REMITTANCE DATE 10/01/99

Class M-1, M-2, Distribution Test and Class B Distribution test (applicable on and after the Remittance Date occurring in October, 2003.)

 (24)   Average Sixty - Day Delinquency Ratio Test

        (a) Sixty - Day Delinquency Ratio for current Remittance Date                         0.10%
                                                                                     --------------
        (b) Average Sixty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
            may not exceed 4.5%)                                                              0.10%
                                                                                     --------------
 (25)   Cumulative Realized Losses Test

        (a) Cumulative Realized Losses for current Remittance Date (as a percentage of Cut-off Date Pool Principal Balance; may not exceed
            5.5% from October 1, 2003 to September 30, 2004,
            7.0% from October 1, 2004 to September 30, 2005; 9.0%  from
            October 1, 2005 to September 30, 2006 and 10.5% thereafter)                       0.00%
                                                                                     --------------

 (26)   Current Realized Losses Test

        (a) Current Realized Losses for current Remittance Date                                0.00
                                                                                     --------------
        (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding
            Remittance and for current Remittance Date; may not exceed 2.75%)                 0.00%
                                                                                     --------------
 (27)   Class M-1, M-2, Principal Balance Test

        (a) The sum of Class M-1, M2 Principal Balance and Class B Principal
            Balance (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance
            Date is greater than 30.00%                                                      20.00%
                                                                                     --------------
        (b) The sum of Class M-2 Principal Balance and Class B Principal
            Balance (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance
            Date is greater than 21.00%                                                      14.00%
                                                                                     --------------
 (28)   Class B Principal Balance Test

        (a) Class B Principal Balance (before any distributions on current
            Remittance Date) as of such Remittance date is greater than
            $40,000,000.00                                                           210,000,000.00
                                                                                     --------------
        (b) Class B Principal Balance (before distributions on current
            Remittance Date) divided by pool Scheduled Principal Balance
            as of preceding Remittance Date is equal to or greater than 15.75%.              10.50%
                                                                                     --------------

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                          8.05%*, 8.67%*, 9.20%*,9.20%*
                    PASS-THROUGH CERTIFICATES, SERIES 1999-5
                              CLASS M1 CERTIFICATES
                                 MONTHLY REPORT
                                     Sep-99
                                     PAGE 4

                                                CUSIP NO. #3935053-R1,S9, T7, U4
                                                                 TRUST ACCOUNT #
                                                        REMITTANCE DATE 10/01/99

                                                                                          Total $               Per $1,000
                                                                                          Amount                 Original
                                                                                     ----------------          -----------
CLASS M-1 CERTIFICATES
----------------------
 (29)   Amount available( including Monthly Servicing Fee)                               4,185,483.42
                                                                                     ----------------
A.   Interest

 (30)   Aggregate interest

        (a) Class M-1 Remittance Rate 8.05%, unless the
            Weighted Average Contract Rate is less than 8.05%)                                  8.05%
                                                                                     ----------------
        (b) Class M-1 Interest                                                        *    429,333.33             3.57777775
                                                                                     ----------------          -------------
        (c) Interest on Class M-1 Adjusted Principal Balance                                     0.00
                                                                                     ----------------
 (31)   Amount applied to Class M-1 Interest Deficiency Amount                                   0.00
                                                                                     ----------------
 (32)   Remaining unpaid Class M-1 Interest Deficiency Amount                                    0.00
                                                                                     ----------------
 (33)   Amount applied to:

        a.  Unpaid Class M-1 Interest Shortfall                                                  0.00                      0
                                                                                     ----------------          -------------
 (34)   Remaining:

        a.  Unpaid Class M-1 Interest Shortfall                                                  0.00                      0
                                                                                     ----------------          -------------
B.   Principal

 (35)   Formula Principal Distribution  Amount                                                   0.00                    N/A
                                                                                     ----------------          -------------
        a.  Scheduled Principal                                                                  0.00                    N/A
                                                                                     ----------------          -------------
        b.  Principal Prepayments                                                                0.00                    N/A
                                                                                     ----------------          -------------
        c.  Liquidated Contracts                                                                 0.00                    N/A
                                                                                     ----------------          -------------
        d.  Repurchases                                                                          0.00                    N/A
                                                                                     ----------------          -------------
 (36)   Class M-1 Principal Balance                                                    120,000,000.00          1000.00000000
                                                                                     ----------------          -------------
(36a)   Class M-1 Pool Factor                                                              1.00000000
                                                                                     ----------------
 (37)   Class M-1 Percentage for such Remittance Date                                           0.00%
                                                                                     ----------------
 (38)   Class M-1  Principal Distribution:

        a.  Class M-1 (current)                                                                  0.00             0.00000000
                                                                                     ----------------          -------------
        b.  Unpaid Class M-1 Principal Shortfall
            (if any) following prior Remittance Date                                             0.00
                                                                                     ----------------
 (39)   Unpaid Class M-1 Principal Shortfall
        (if any) following current Remittance Date                                               0.00
                                                                                     ----------------
 (40)   Class M-1 Percentage for the following Remittance Date                                  0.00%
                                                                                     ----------------
 (41)   Class M-1 Liquidation Loss Interest

        (a) Class M-1 Liquidation Loss Amount                                                    0.00
                                                                                     ----------------
        (b) Amount applied to Class M-1
            Liquidation Loss Interest Amount                                                     0.00
                                                                                     ----------------
        (c) Remaining Class M-1 Liquidation Loss
            Interest Amount                                                                      0.00
                                                                                     ----------------
        (d) Amount applied to Unpaid Class M-1
            Loss Interest Shortfall                                                              0.00
                                                                                     ----------------
        (e) Remaining Unpaid Class M-1
            Liquidation Loss Interest Shortfalls                                                 0.00
                                                                                     ----------------

*    Subject to a maximum rate equal to the Weighted Average Contract Rate

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                          8.05%*, 8.67%*, 9.20%*,9.20%*
                    PASS-THROUGH CERTIFICATES, SERIES 1999-5
                              CLASS M2 CERTIFICATES
                                 MONTHLY REPORT
                                     Sep-99
                                     PAGE 5

                                               CUSIP NO. #3935053-R1, S9, T7, U4
                                                                 TRUST ACCOUNT #
                                                        REMITTANCE DATE 10/01/99

                                                                                          Total $               Per $1,000
                                                                                          Amount                 Original
                                                                                     ----------------          -----------
CLASS M-2 CERTIFICATES
----------------------

 (42)   Amount available( including Monthly Servicing Fee)                              *3,756,150.09
                                                                                     ----------------
A.   Interest

 (43)   Aggregate interest

        (a) Class M-2 Remittance Rate 8.67%, unless the
            Weighted Average Contract Rate is less than 8.67%)                                  8.67%
                                                                                     ----------------
        (b) Class M-2 Interest                                                             269,733.33             3.85333329
                                                                                     ----------------          -------------
        (c) Interest on Class M-2 Adjusted Principal Balance                                     0.00
                                                                                     ----------------
 (44)   Amount applied to Class M-2 Interest Deficiency Amount                                   0.00
                                                                                     ----------------
 (45)   Remaining unpaid Class M-2 Interest Deficiency Amount                                    0.00
                                                                                     ----------------
 (46)   Amount applied to:

        a.  Unpaid Class M-2 Interest Shortfall                                                  0.00                      0
                                                                                     ----------------          -------------
 (47)   Remaining:

        a.  Unpaid Class M-2 Interest Shortfall                                                  0.00                      0
                                                                                     ----------------          -------------
B.   Principal

 (48)   Formula Principal Distribution Amount                                                    0.00                    N/A
                                                                                     ----------------          -------------
        a.  Scheduled Principal                                                                  0.00                    N/A
                                                                                     ----------------          -------------
        b.  Principal Prepayments                                                                0.00                    N/A
                                                                                     ----------------          -------------
        c.  Liquidated Contracts                                                                 0.00                    N/A
                                                                                     ----------------          -------------
        d.  Repurchases                                                                          0.00                    N/A
                                                                                     ----------------          -------------
 (49)   Class M-2 Principal Balance                                                     70,000,000.00          1000.00000000
                                                                                     ----------------          -------------
(49a)   Class M-2 Pool Factor                                                              1.00000000
                                                                                     ----------------
 (50)   Class M-2 Percentage for such Remittance Date                                           0.00%
                                                                                     ----------------
 (51)   Class M-2  Principal Distribution:

        a.  Class M-2 (current)                                                                  0.00             0.00000000
                                                                                     ----------------          -------------
        b.  Unpaid Class M-2 Principal Shortfall
            (if any) following prior Remittance Date                                             0.00
                                                                                     ----------------
 (52)   Unpaid Class M-2 Principal Shortfall
        (if any) following current Remittance Date                                               0.00
                                                                                     ----------------
 (53)   Class M-2 Percentage for the following Remittance Date                                  0.00%
                                                                                     ----------------
 (54)   Class M-2 Liquidation Loss Interest

        (a) Class M-2 Liquidation Loss Amount                                                    0.00
                                                                                     ----------------
        (b) Amount applied to Class M-2
            Liquidation Loss Interest Amount                                                     0.00
                                                                                     ----------------
        (c) Remaining Class M-2 Liquidation Loss
            Interest Amount                                                                      0.00
                                                                                     ----------------
        (d) Amount applied to Unpaid Class M-2
            Loss Interest Shortfall                                                              0.00
                                                                                     ----------------
        (e) Remaining Unpaid Class M-2
            Liquidation Loss Interest Shortfalls                                                 0.00
                                                                                     ----------------

*    Subject to a maximum rate equal to the Weighted Average Contract Rate

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                          8.05%*, 8.67%*, 9.20%*,9.20%*
                    PASS-THROUGH CERTIFICATES, SERIES 1999-5
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                     Sep-99

                                               CUSIP NO. #3935053-R1, S9, T7, U4
                                                                 TRUST ACCOUNT #
                                                        REMITTANCE DATE 10/01/99

                                                                                          Total $               Per $1,000
                                                                                          Amount                 Original
                                                                                     ----------------          -----------
CLASS BI CERTIFICATES
---------------------

  (1)   Amount Available less the Class A
        Distribution Amount and Class M-1 Distribution
        Amount (including Monthly Servicing Fee)                                     *  3,486,416.76
                                                                                     ---------------
  (2)   Class B-1 Adjusted Principal Balance                                                    0.00
                                                                                     ---------------
  (3)   Class B-1 Remittance Rate (9.20%
        unless Weighted Average Contract Rate
        is below 9.20%)                                                                        9.20%
                                                                                     ---------------
  (4)   Interest on Class B-1 Adjusted Principal Balance                                        0.00
                                                                                     ---------------
  (3)   Aggregate Class B1 Interest                                                       286,222.22           4.08888886
                                                                                     ---------------           ----------
  (4)   Amount applied to Unpaid
        Class B1 Interest Shortfall                                                             0.00                 0.00
                                                                                     ---------------           ----------
  (5)   Remaining Unpaid Class B1
        Interest Shortfall                                                                      0.00                 0.00
                                                                                     ---------------           ----------
  (6)   Amount applied to Class B-1
        Interest Deficiency Amount                                                              0.00
                                                                                     ---------------
  (7)   Remaining Unpaid Class B-1
        Interest Deficiency Amount                                                              0.00
                                                                                     ---------------
  (8)   Unpaid Class B-1 Principal Shortfall
        (if any) following prior Remittance Date                                                0.00
                                                                                     ---------------
 (8a)   Class B Percentage for such Remittance Date                                             0.00
                                                                                     ---------------
  (9)   Current Principal (Class B Percentage of Formula Principal
        Distribution Amount)                                                                    0.00           0.00000000
                                                                                     ---------------           ----------
(10a)   Class B1 Principal Shortfall                                                            0.00
                                                                                     ---------------
(10b)   Unpaid Class B1 Principal Shortfall                                                     0.00
                                                                                     ---------------
 (11)   Class B Principal Balance                                                     210,000,000.00
                                                                                     ---------------
 (12)   Class B1 Principal Balance                                                     70,000,000.00
                                                                                     ---------------
(12a)   Class B1 Pool Factor                                                              1.00000000
                                                                                     ---------------
 (13)   Class B-1 Liquidation Loss Interest

        (a) Class B-1 Liquidation Loss Amount                                                   0.00
                                                                                     ---------------
        (b) Amount Applied to Class B-1 Liquidation Loss Interest Amount                        0.00
                                                                                     ---------------
        (c) Remaining Class B-1 Liquidation Loss Interest Amount                                0.00
                                                                                     ---------------
        (d) Amount applied to Unpaid Class B-1 Liquidation Loss Interest Shortfall              0.00
                                                                                     ---------------
        (e) Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall                      0.00
                                                                                     ---------------

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                          8.05%*, 8.67%*, 9.20%*,9.20%*
                    PASS-THROUGH CERTIFICATES, SERIES 1999-5
                                 MONTHLY REPORT
                                     Sep-99
                                     PAGE 2

                                               CUSIP NO. #3935053-R1, S9, T7, U4
                                                                 TRUST ACCOUNT #
                                                        REMITTANCE DATE 10/01/99

                                                                                          Total $               Per $1,000
                                                                                          Amount                 Original
                                                                                     ----------------          -----------
CLASS B2 CERTIFICATES
---------------------

 (14)   Remaining Amount Available                                                   *  3,200,194.54
                                                                                     ---------------
 (15)   Class B-2 Remittance Rate (9.20%
        unless Weighted Average Contract
        Rate is less than 9.20%)                                                               9.20%
                                                                                     ---------------
 (16)   Aggregate Class B2 Interest                                                       572,444.44           4.08888886
                                                                                     ---------------           ----------
 (17)   Amount applied to Unpaid
        Class B2 Interest Shortfall                                                             0.00                 0.00
                                                                                     ---------------           ----------
 (18)   Remaining Unpaid Class B2
        Interest Shortfall                                                                      0.00                 0.00
                                                                                     ---------------           ----------
 (19)   Unpaid Class B2 Principal Shortfall
        (if any) following prior Remittance Date                                                0.00
                                                                                     ---------------
 (20)   Class B2 Principal Liquidation Loss Amount                                              0.00
                                                                                     ---------------
 (21)   Class B2 Principal (zero until class B1 paid down: thereafter,
        Class B Percentage of formula Principal Distribution Amount)                            0.00           0.00000000
                                                                                     ---------------           ----------
 (22)   Guarantee Payment                                                                       0.00
                                                                                     ---------------
 (23)   Class B2 Principal Balance                                                    140,000,000.00
                                                                                     ---------------
(23a)   Class B2 Pool Factor                                                              1.00000000
                                                                                     ---------------
 (24)   Monthly Servicing Fee (deducted from Certificate Account balance to arrive at Amount Available if the Company or Green Tree
        Financial Servicing Corporation is not the Servicer; deducted from funds remaining after payment of Class A Distribution
        Amount, Class M-1 Distribution Amount, Class B-1 Distribution Amount
        and Class B-2  Distribution Amount, if the Company or Green Tree
        Financial Servicing Corp. is the Servicer)                                        833,333.33
                                                                                     ---------------
 (25)   Class B-3I Guarantee Fee                                                     *  1,794,416.77
                                                                                     ---------------
 (26)   Class B-3I Distribution Amount                                                          0.00
                                                                                     ---------------
 (27)   Class B-3I Formula Distribution Amount (all Excess
        Interest plus Unpaid Class B-3I Shortfall)                                              0.00
                                                                                     ---------------
 (28)   Class B-3I Distribution Amount (remaining Amount Available)                             0.00
                                                                                     ---------------
 (29)   Class B-3I Shortfall (26-27)                                                            0.00
                                                                                     ---------------
 (30)   Unpaid Class B-3I Shortfall                                                             0.00
                                                                                     ---------------
 (31)   Class M-1 Interest Deficiency on such Remittance Date                                   0.00
                                                                                     ---------------
 (32)   Class B-1 Interest Deficiency on such Remittance Date                                   0.00
                                                                                     ---------------
 (33)   Repossessed Contracts                                                                   0.00
                                                                                     ---------------
 (34)   Repossessed Contracts Remaining in Inventory                                            0.00
                                                                                     ---------------
 (35)   Weighted Average Contract Rate                                                      10.04351
                                                                                     ---------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.